Exhibit 10.1

CORPORATE RESOLUTION TO GRANT COLLATERAL / GUARANTEE

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Corporation:	Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE.  The complete and correct name of the Corporation is Amphastar Pharmaceuticals, Inc. ("Corporation").  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in the State of California and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held prior to January 8, 2019, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER.  The following named person is an officer of Amphastar Pharmaceuticals, Inc.:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Jack Y. Zhang	Chief Executive Officer	Y	X	/s/JACK ZHANG	(Seal)

 ACTIONS AUTHORIZED.  The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty.  To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officer of the Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, (the "Guaranty").

Grant Security.  To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the Guaranty, and as a security for the payment of any loans, any promissory notes, or any other or further indebtedness of International Medication Systems, Limited to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.  The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of International Medication Systems, Limited to Lender.  The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Other Actions.  (A) Enter into any interest rate, credit, commodity or equity swap, cap, floor, collar, forward, foreign exchange transaction, currency swap, cross currency swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, the foregoing or similar transactions with the Lender. (B) Apply for letters of credit or seek issuance of banker's acceptances under which the Corporation shall be liable to the Lender for repayment. (C) Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Lender.

Further Acts.  To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (A)  change in the Corporation's name;  (B)  change in the Corporation's assumed business name(s);  (C)  change in the management of the Corporation;  (D)  change in the authorized signer(s);  (E)  change in the Corporation's principal office address;  (F)  change in the Corporation's state of organization;  (G)  conversion of the Corporation to a new or different type of business entity; or  (H)  change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the

Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Grant Collateral / Guarantee is dated January 8, 2019.

 THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/JACOB LIAWATIDEWI	(Seal)
Jacob Liawatidewi, Secretary of Amphastar Pharmaceuticals, Inc.

NOTE:  If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 19.1.10.016  Copr. Finastra USA Corporation 1997, 2019.   All Rights Reserved.   - DE/CA  E:\PROD\LOANDOC\CFI\LPL\C10.FC  TR-29454  PR-161 (M)

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Corporation:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE.  The complete and correct name of the Corporation is International Medication Systems, Limited ("Corporation").  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in the State of California and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held prior to January 8, 2019, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER.  The following named person is an officer of International Medication Systems, Limited:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Jack Y. Zhang	Chief Executive Officer	Y	X	/s/JACK ZHANG	(Seal)

ACTIONS AUTHORIZED.  The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money.  To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security.  To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Other Actions.  (A) Enter into any interest rate, credit, commodity or equity swap, cap, floor, collar, forward, foreign exchange transaction, currency swap, cross currency swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, the foregoing or similar transactions with the Lender. (B) Apply for letters of credit or seek issuance of banker's acceptances under which the Corporation shall be liable to the Lender for repayment. (C) Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Lender.

Negotiate Items.  To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.  The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender's address shown above, written notice of revocation of such authority:  Jack Zhang, Chief Executive Officer of International Medication Systems, Limited.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (A)  change in the Corporation's name;  (B)  change in the Corporation's assumed business name(s);  (C)  change in the management of the Corporation;  (D)  change in the authorized signer(s);  (E)  change in the Corporation's principal office address;  (F)  change in the Corporation's state of organization;  (G)  conversion of the Corporation to a new or different type of business entity; or  (H)  change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Borrow / Grant Collateral is dated January 8, 2019.

 THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/JACOB LIAWATIDEWI	(Seal)
Jacob Liawatidewi, Secretary of International Medication Systems, Limited

NOTE:  If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 19.1.10.016  Copr. Finastra USA Corporation 1997, 2019.   All Rights Reserved.   - DE/CA  E:\PROD\LOANDOC\CFI\LPL\C10.FC  TR-29454  PR-161 (M)

BUSINESS LOAN AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

THIS BUSINESS LOAN AGREEMENT dated January 8, 2019, is made and executed between International Medication Systems, Limited ("Borrower") and East West Bank  ("Lender") on the following terms and conditions.  Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement.  Borrower understands and agrees that:  (A)  in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement;  (B)  the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and  (C)  all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This Agreement shall be effective as of January 8, 2019, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE AUTHORITY.  The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority:  Jack Zhang, Chief Executive Officer of International Medication Systems, Limited.

CONDITIONS PRECEDENT TO EACH ADVANCE.  Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents.  Borrower shall provide to Lender the following documents for the Loan:  (1)  the Note;  (2)  Security Agreements granting to Lender security interests in the Collateral;  (3)  financing statements and all other documents perfecting Lender's Security Interests;  (4)  evidence of insurance as required below;  (5)  guaranties;  (6)  together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization.  Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents.  In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses.  Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties.  The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default.  There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization.  Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  Borrower is duly authorized to transact business in the State of California and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business.  Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  Borrower maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral.  Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name.  Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names.  Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower.  Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:  None.

Authorization.  Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under  (1)  any provision of  (a)  Borrower's articles of incorporation or organization, or bylaws, or  (b)  any agreement or other instrument binding upon Borrower or  (2)  any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information.  Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender.  Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect.  This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties.  Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties.  All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances.  Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:  (1)  During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral.  (2)  Borrower has no knowledge of, or reason to believe that there has been  (a)  any breach or violation of any Environmental Laws;  (b)  any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or  (c)  any actual or threatened litigation or claims of any kind by any person relating to such matters.  (3)  Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws.  Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement.  Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person.  The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances.  Borrower hereby  (1)  releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and  (2)  agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral.  The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims.  No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes.  To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority.  Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect.  This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Certification of Beneficial Owner(s). If Borrower is requested by Lender to provide a Certification of Beneficial Owner(s), the information included in the Certification of Beneficial Owner(s) is true and correct in all respects.  “Certification of Beneficial Owner(s)” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially in form and substance satisfactory to Lender.  “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

AFFIRMATIVE COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation.  Promptly inform Lender in writing of  (1)  all material adverse changes in Borrower's financial condition, and  (2)  all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records.  Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements.  Furnish Lender with the following:

Additional Requirements.  Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following statements at all times, unless otherwise noted:

Corporate Guarantor Annual Statements.  As soon as available, but in no event later than one hundred fifty (150) days after the end of each fiscal year, Borrower shall provide Lender with Corporate Guarantor's balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the year ended, audited by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information.  Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios.  Comply with the following covenants and ratios:

Additional Requirements.  Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following ratios at all times, unless otherwise noted:

Tangible Net Worth. Maintain an effective Tangible Net Worth (defined as total book net worth plus minority interest, less due from officers/stockholders/affiliates minus intangible assets and accumulated amortization plus debt subordinated to East West Bank) of not less than $20,000,000.00, based on consolidated statements of Amphastar Pharmaceuticals, Inc.

Debt Coverage Ratio.  Maintain a Debt Coverage Ratio (defined earnings before interest, taxes, depreciation, and amortization ("EBITDA") plus pre-launched inventory and stock option expense minus dividends to be divided by current portion of long term debt ("CPLTD") plus interest) of not less than 1.45 to 1, tested at the end of each fiscal year, based on consolidated statements of Amphastar Pharmaceuticals, Inc. Debt Coverage Ratio violation will be waived automatically if borrower’s consolidated cash balances exceed $15,000,000.00.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance.  Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender.  Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports.  Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following:  (1)  the name of the insurer;  (2)  the risks insured;  (3)  the amount of the policy;  (4)  the properties insured;  (5)  the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and  (6)  the expiration date of the policy.  In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral.  The cost of such appraisal shall be paid by Borrower.

Guaranties.  Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms, and in the amount and under the conditions set forth in those guaranties.

Name of Guarantor	Amount

Amphastar Pharmaceuticals, Inc.	Unlimited

Other Agreements.  Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds.  Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens.  Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.  Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as  (1)  the legality of the same shall be contested in good faith by appropriate proceedings, and  (2)  Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance.  Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender.  Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations.  Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies.  Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements.  Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act.  Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized.  Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection.  Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records.  If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Environmental Compliance and Reports.  Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances.  Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Depository Relationship. Maintain one or more deposit account(s) at Lender.

Compliance with "Know Your Customer" Requirements. Promptly following any request therefor, Borrower shall provide information and documentation reasonably requested by Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws, including but not limited to a Certificate of Beneficial Owner(s) acceptable to Lender if applicable.

RECOVERY OF ADDITIONAL COSTS.  If the imposition of or any change in any law, rule, regulation, guideline, or generally accepted accounting principle, or the interpretation or application of any thereof by any court, administrative or governmental authority, or standard-setting organization (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would  (A)   increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates,  (B)   reduce the amounts payable to Lender under this Agreement or  the Related Documents, or  (C)  reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower.  All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand;  (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS.  Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens.  (1)  Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases,  (2)  sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or  (3)  sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations.  (1)  Engage in any business activities substantially different than those in which Borrower is presently engaged,  (2)  cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or  (3)  pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties.  (1)  Loan, invest in or advance money or assets to any other person, enterprise or entity,  (2)  purchase, create or acquire any interest in any other enterprise or entity, or  (3)  incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements.  Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES.  If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:  (A)  Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender;  (B)  Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt;  (C)  there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or  (D)  any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Loan.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization.  This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.  This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership.  Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change.  A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure.  If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default:  (1)  cure the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

Other Defaults Modified. Notwithstanding the section above entitled “Other Defaults”, Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity’s common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

EFFECT OF AN EVENT OF DEFAULT.  If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional.  In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise.  Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

USA PATRIOT ACT. Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies  Borrower, which information includes the name and address of  Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.  Borrower shall, promptly following a request by Lender, provide all documentation and other information that Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. For legal entity borrowers, Lender will require the legal entity to provide identifying information about each beneficial owner and/or individuals who have significant responsibility to control, manage or direct the legal entity.

CHOICE OF VENUE. If there is a lawsuit, the undersigned, and if more than one, each of the undersigned, agree upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

ELECTRONIC INSTRUCTIONS. Borrower desires to apply for Advances and instruct Lender regarding all other aspects of the Loan electronically, including but not limited to by electronic mail, internet, telex, telefax, facsimile and/or telecopy.  Borrower agrees that Lender may act in accordance with electronically transmitted applications and instructions ("Electronic Instructions") subject to the following provisions:  1)  Borrower's Electronic Instructions must be sent to Lender electronically only by means of such services and in such format(s) as may be approved from time to time by Lender in its sole discretion;  2)  Borrower will provide to Lender, in writing and duly signed by Borrower, any reasonable security or verification procedures, and Lender may require additional security or verification procedures in its sole discretion;  3)  Borrower hereby authorizes and instructs Lender to take all actions requested in any and all Electronic Instructions and agrees that each such Electronic Instruction will be deemed an original and, if sent in lieu of manually signed instructions, will be deemed to incorporate all of the terms and provisions of the Lender's standard form or format, if any, for such instructions;  4)  Borrower recognizes and agrees that it will be obligated for any loan advance request and/or instruction pursuant to Electronic Instructions to the same extent as if such advance request and/or instruction were provided pursuant to Lender's standard form or Lender approved format(s) manually signed by Borrower;  5)  Borrower agrees to indemnify and hold harmless Lender, its officers, directors, employees and affiliates against any and all liability, loss, cost, damages, attorneys' fees and other expenses which Lender may incur in reliance upon and pursuant to any and all of the Electronic Instructions received by Lender and purported to be sent by Borrower;  6)  Lender is not responsible for checking electronic communications devices on a regular basis, and Borrower will make arrangements to assure Electronic Instructions have been sent to a current employee of Lender, and the employee of Lender has received and read the Electronic Instructions;  7)  Lender is not responsible for delays, errors or omissions resulting from malfunction of electronic communications devices or from other conditions beyond the control of Lender;  and 8)  Lender is not responsible for misuse of or wrongful access to electronic communications devices by Borrower's representatives and employees nor for any delay in acting on Electronic Instructions caused by Electronic Instructions which Lender deems to be uncertain or unclear or incomplete.

ADVANCE CONDITIONS. Each Advance shall be subject to all of the following conditions: (1) Borrower shall submit an invoice for each Advance acceptable to Lender which may include invoices dated in 2018 and thereafter; (2) a UCC-1 financing statement containing a description of the collateral as stated on the related invoice shall be filed; and (3) Advance amount may be up to the amount of the invoice, excluding taxes, installation charges and transportation charges.

CROSS ACCELERATION. In addition to the due dates and maturity date set forth in the Note, all principal and accrued interest and other amounts owed under this Note shall become due in full at such earlier time, if any, the obligations of Borrower to Lender under that promissory note loan number 30011277, and promissory note loan number 30011306, and promissory note loan number 30011329, and promissory note loan number 32599, and promissory note loan number 20002400, and promissory note loan number 18700, and promissory note loan number 28933 (as such notes may be amended or extended from time to time) are paid in full.

ADDENDUM TO BUSINESS LOAN AGREEMENT.  An exhibit, titled "ADDENDUM TO BUSINESS LOAN AGREEMENT," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses.  Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation.  Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender.  Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters.  Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests.  Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests.  Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan.  Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law.  This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.  This Agreement has been accepted by Lender in the State of California.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement.  Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address.  Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower.  To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates.  Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns.  All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns.  Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties.  Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents.  Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made,  and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

Waive Jury.  To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

Oral Agreements Not Effective. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

Judicial Reference. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

Facsimile or Other Image. Delivery of an executed signature page of this Note or Agreement and all other Related Documents executed in connection with the Loan by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

Additional Related Documents. “Related Documents” shall also include all agreements and instruments executed by Borrower in connection with prior indebtedness by Borrower to Lender which, by the terms of such agreements and/or instruments, apply to all or part of Borrower’s underlying obligations of this Indebtedness and/or applies to all future indebtedness of Borrower to Lender.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.  Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance.  The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement.  The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower.  The word "Borrower" means International Medication Systems, Limited and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral.  The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws.  The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP.  The word "GAAP" means generally accepted accounting principles.

Grantor.  The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender.  The word "Lender" means East West Bank, its successors and assigns.

Loan.  The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note.  The word "Note" means the Note dated January 8, 2019 and executed by International Medication Systems, Limited in the principal amount of $10,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens.  The words "Permitted Liens" mean  (1)  liens and security interests securing Indebtedness owed by Borrower to Lender;  (2)  liens for taxes, assessments, or similar charges either not yet due or being contested in good faith;  (3)  liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;  (4)  purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens";  (5)  liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and  (6)  those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement.  The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest.  The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS.  THIS BUSINESS LOAN AGREEMENT IS DATED JANUARY 8, 2019.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

ADDENDUM TO BUSINESS LOAN AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

This ADDENDUM TO BUSINESS LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement, dated January 8, 2019, and executed in connection with a loan or other financial accommodations between EAST WEST BANK and International Medication Systems, Limited.

Re: Loan #239171688

The DEFINITION of "Collateral" is hereby amended to read as follows:

"Collateral.  The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest or Financial Contract whatsoever, whether created by law, contract, or otherwise."

The DEFINITION of "Indebtedness" is hereby amended to read as follows:

"Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents, including any obligations related to any Financial  Contract."

The DEFINITION of "Related Documents" is hereby amended to read as follows:

"Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, Interest Rate Derivative Documentation, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan."

The following DEFINITIONS are hereby added to the Agreement:

"Financial Contract.  The words "Financial Contract" mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.

Interest Rate Derivative Documentation.  The words "Interest Rate Derivative Documentation" mean each trade confirmation, and the international swaps and derivative association master and schedule agreement executed in connection with the Indebtedness"

THIS ADDENDUM TO BUSINESS LOAN AGREEMENT IS EXECUTED ON JANUARY 8, 2019.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

PROMISSORY NOTE

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Principal Amount: $10,000,000.00	Date of Agreement: January 8, 2019

PROMISE TO PAY.  International Medication Systems, Limited ("Borrower") promises to pay to East West Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Ten Million & 00/100 Dollars ($10,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance.  Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.  Borrower will pay this loan in accordance with the following payment schedule:

Borrower will pay this loan as set forth in the attached Exhibit "A". Borrower's first principal payment is due March 1, 2020 , and all subsequent principal payments are due on the same day of each month after that.  In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning March 1, 2019  with all subsequent interest payments to be due on the same day of each month after that.  Borrower's final payment due February 1, 2024 will be for all principal and all accrued interest not yet paid.

 Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs.  Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the daily Wall Street Journal Prime Rate, as quoted in the "Money Rates" column of The Wall Street Journal (Western Edition) all as determined by Lender (the "Index").  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower.  Lender will tell Borrower the current Index rate upon Borrower's request.  The interest rate change will not occur more often than each day.  Borrower understands that Lender may make loans based on other rates as well.  The Index currently is 5.500% per annum.  Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage point under the Index, resulting in an initial rate of 4.500%.  NOTICE:  Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD.  Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.

BUSINESS DAY. Any day other than a Saturday or a Sunday or any day on which commercial banks in Los Angeles, California, are authorized or required to close.

PAYMENT DUE DATE. If any payment required to be made by the Borrower hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

PREPAYMENT; MINIMUM INTEREST CHARGE.  Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.   In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $100.00.  Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest.  Rather, early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:  East West Bank, Loan Service Department, 9300 Flair Drive, 6th Floor El Monte, CA  91731.

LATE CHARGE.  If a payment is 11 days or more late, Borrower will be charged 6.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.

INTEREST AFTER DEFAULT.  Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding an additional 5.000 percentage point margin ("Default Rate Margin").  The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.

DEFAULT.  Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan.  This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership.  Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change.  A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions.  If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default:  (1)  cures the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

OTHER DEFAULTS MODIFIED. Notwithstanding the section above entitled “Other Defaults”, Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity’s common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

LENDER'S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

ATTORNEYS' FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  To the extent permitted by applicable law, Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the State of California.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL.  Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein:

(A)  a Commercial Security Agreement dated January 8, 2019 made and executed between International Medication Systems, Limited and Lender on collateral described as general intangibles.

(B)  a Commercial Security Agreement dated January 8, 2019 made and executed between Amphastar Pharmaceuticals, Inc. and Lender on collateral described as equipment.

LINE OF CREDIT.  This Note evidences a straight line of credit.  Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances.  Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph.  All oral requests shall be confirmed in writing on the day of the request, on forms acceptable to Lender.  All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above.  The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority:  Jack Zhang, Chief Executive Officer of International Medication Systems, Limited.  Borrower agrees to be liable for all sums either:  (A)  advanced in accordance with the instructions of an authorized person or  (B)  credited to any of Borrower's accounts with Lender.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

CHOICE OF VENUE. If there is a lawsuit, the undersigned, and if more than one, each of the undersigned, agree upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

CERTIFICATION OF ACCURACY. Borrower certifies under penalty of perjury that all financial documents provided to Lender, which may include income statements, balance sheets, accounts payable and receivable listings, inventory listings, rents rolls, and tax returns, are the most recent such documents prepared by Borrower, that they give a complete and accurate statement of the financial condition of Borrower, as of the dates of such statements, and that no material change has occurred since such time, except as disclosed to Lender in writing.  Borrower agrees to notify Lender immediately of the extent and character of any material adverse change in the Borrower's financial condition.  The financial documents shall constitute continuing representations of Borrower and shall be construed by Lender to be continuing statements of the financial condition of Borrower and to be new and original statement of all assets and liabilities of Borrower with respect to each advance under this Note and every other transaction in which Borrower becomes obligated to Lender until Borrower advises Lender to the contrary.   The financial documents are being given to induce Lender to extend credit and Lender is relying upon such documents.  Lender may verify with third parties any information contained in financial documents delivered to Lender, obtain information from others, and ask and answer questions and requests seeking credit experience about the undersigned.

EXHIBIT "A".  An exhibit, titled "EXHIBIT "A"," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

ADDENDUM TO PROMISSORY NOTE - INTEREST RATE SWAP.  An exhibit, titled "ADDENDUM TO PROMISSORY NOTE - INTEREST RATE SWAP," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.  Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: East West Bank Loan Service Department P.O. Box 60021 City of Industry, CA 91716-0021.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.  Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

LaserPro, Ver. 19.1.10.016  Copr. Finastra USA Corporation 1997, 2019.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\D20.FC  TR-29454  PR-161 (M)

EXHIBIT "A"

Borrower:	International Medication Systems, Limited 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

This EXHIBIT "A" is attached to and by this reference is made a part of the Promissory Note, dated January 8, 2019, and executed in connection with a loan or other financial accommodations between EAST WEST BANK and International Medication Systems, Limited.

Re: Loan #239171688

Principal Payment		Payment Date
1	$0.00	1-Mar-19
2	$0.00	1-Apr-19
3	$0.00	1-May-19
4	$0.00	3-Jun-19
5	$0.00	1-Jul-19
6	$0.00	1-Aug-19
7	$0.00	3-Sep-19
8	$0.00	1-Oct-19
9	$0.00	1-Nov-19
10	$0.00	2-Dec-19
11	$0.00	2-Jan-20
12	$0.00	3-Feb-20
13	$208,333.33	2-Mar-20
14	$208,333.33	1-Apr-20
15	$208,333.33	1-May-20
16	$208,333.33	1-Jun-20
17	$208,333.33	1-Jul-20
18	$208,333.33	3-Aug-20
19	$208,333.33	1-Sep-20
20	$208,333.33	1-Oct-20
21	$208,333.33	2-Nov-20
22	$208,333.33	1-Dec-20
23	$208,333.33	4-Jan-21
24	$208,333.33	1-Feb-21
25	$208,333.33	1-Mar-21
26	$208,333.33	1-Apr-21
27	$208,333.33	3-May-21
28	$208,333.33	1-Jun-21
29	$208,333.33	1-Jul-21
30	$208,333.33	2-Aug-21
31	$208,333.33	1-Sep-21
32	$208,333.33	1-Oct-21
33	$208,333.33	1-Nov-21
34	$208,333.33	1-Dec-21
35	$208,333.33	3-Jan-22
36	$208,333.33	1-Feb-22
37	$208,333.33	1-Mar-22
38	$208,333.33	1-Apr-22
39	$208,333.33	2-May-22
40	$208,333.33	1-Jun-22
41	$208,333.33	1-Jul-22
42	$208,333.33	1-Aug-22
43	$208,333.33	1-Sep-22
44	$208,333.33	3-Oct-22
45	$208,333.33	1-Nov-22
46	$208,333.33	1-Dec-22
47	$208,333.33	3-Jan-23
48	$208,333.33	1-Feb-23
49	$208,333.33	1-Mar-23
50	$208,333.33	3-Apr-23
51	$208,333.33	1-May-23

52	$208,333.33	1-Jun-23
53	$208,333.33	3-Jul-23
54	$208,333.33	1-Aug-23
55	$208,333.33	1-Sep-23
56	$208,333.33	2-Oct-23
57	$208,333.33	1-Nov-23
58	$208,333.33	1-Dec-23
59	$208,333.33	2-Jan-24
60	$208,333.49	1-Feb-24

THIS EXHIBIT "A" IS EXECUTED ON JANUARY 8, 2019.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

ADDENDUM TO PROMISSORY NOTE - INTEREST RATE SWAP

Borrower:	International Medication Systems, Limited 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

This ADDENDUM TO PROMISSORY NOTE - INTEREST RATE SWAP is attached to and by this reference is made a part of the Promissory Note, dated January 8, 2019, and executed in connection with a loan or other financial accommodations between EAST WEST BANK and International Medication Systems, Limited.

Re: Loan #239171688

The following sentence is hereby added to the paragraph headed "PREPAYMENT; MINIMUM INTEREST CHARGE":

"Notwithstanding the provisions of this paragraph, Borrower must consult with Lender prior to making any prepayments when a Financial Contract has been executed between Borrower and Lender in connection with this Note.  Borrower acknowledges that partial prepayments of the Note will require the Financial Contract to be amended, and full prepayment will terminate the Financial Contract. Full and partial prepayments will trigger an early termination valuation under the Financial Contract. Thus, an early termination fee may occur under the Financial Contract upon partial and full prepayment of the Note.”

Notwithstanding the provisions of this paragraph, Borrower shall remain obligated to pay any fee due and owing under the Financial Contract, including but not limited to any fee owed upon early termination of the Financial Contract.

The subparagraph headed "Other Defaults," in the paragraph headed "DEFAULT," is hereby amended to read as follows:

"Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement including but not limited to any Financial Contract between Lender and Borrower."

The subparagraph headed "Cure Provisions," in the paragraph headed "DEFAULT," is hereby amended to read as follows:

"Cure Provisions.  If any default, other than a default in payment or in a Financial Contract, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical."

The following sentence is hereby added to the paragraph headed "COLLATERAL”:

Borrower’s obligations under the Financial Contract shall be secured by any and all collateral described in this section.

The following DEFINITION is hereby added to the Note:

"Financial Contract.  The words "Financial Contract" mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.

Financial Contract Interest Rate.  If Borrower enters into a Financial Contract, the applicable interest rate on the Note as of the effective date of the Financial Contract shall be as follows:

VARIABLE INTEREST RATE for Financial Contract Interest Rate.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the daily Wall Street Journal Prime Rate, as quoted in the "Money Rates" column of The Wall Street Journal (Western Edition) all as determined by Lender (the "Index").  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower.  Lender will tell Borrower the current Index rate upon Borrower's request.  The interest rate change will not occur more often than each day.  Borrower understands that Lender may make loans based on other rates as well.  The Index currently is 5.500% per annum.  Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage point under the Index, resulting in an initial rate of 4.500%.  NOTICE:  Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.  Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following:  (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

Financial Contract Interest After Default.  If Borrower enters into a Financial Contract, the applicable interest rate upon default will be calculated as provided for in the section entitled "INTEREST AFTER DEFAULT" of the Note.

Financial Contract as a Separate and Distinct Obligation. Notwithstanding any contrary provisions of the Loan Documents, and without impairing Lender’s right under the Loan Documents, the amounts payable by Borrower under the Financial Contracts shall be, and at all times shall remain, separate and independent debts owed by Borrower in accordance with the terms of the Financial Contract.

THIS ADDENDUM TO PROMISSORY NOTE - INTEREST RATE SWAP IS EXECUTED ON JANUARY 8, 2019.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

COMMERCIAL GUARANTY

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Guarantor:	Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE.  For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents.  This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness.  Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents.  Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS.  The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative.  This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties.  Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY.  THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS.  ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY.  This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full.  If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.  Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing.  Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation.  For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due.  For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness.  This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death.  Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect.  Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty.  A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.  Guarantor's obligations under this Guaranty shall be in addition to any of Guarantor's obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty.  It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty.  This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

SUPPLEMENTAL DEFINITION OF INDEBTEDNESS. In addition to the definition of “Indebtedness” stated above in this Guaranty, the word “Indebtedness” as used in this Guaranty shall also include Financial Contract (as defined herein) obligations.  "Financial Contract" means (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.  However, "Indebtedness" shall not include any Excluded Financial Contract Obligation (as defined herein).  “Excluded Financial Contract Obligation” means, with respect to any Guarantor, any Financial Contract obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Financial Contract obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Financial Contract obligation. If a Financial Contract obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Financial Contract Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

GUARANTOR'S AUTHORIZATION TO LENDER.  Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:  (A)   prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower;  (B)  to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;  (C)  to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral;  (D)  to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose;  (E)  to determine how, when and what application of payments and credits shall be made on the Indebtedness;  (F)  to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;  (G)  to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and  (H)  to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Lender that  (A)  no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;  (B)  this Guaranty is executed at Borrower's request and not at the request of Lender;  (C)  Guarantor has full power, right and authority to enter into this Guaranty;  (D)  the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor;  (E)  Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein;  (F)  upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided;  (G)  no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition;  (H)  no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;  (I)  Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and  (J)  Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition.  Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor  any information or documents acquired by Lender in the course of  its relationship with Borrower.

GUARANTOR'S WAIVERS.  Except as prohibited by applicable law, Guarantor waives any right to require Lender to  (A)  make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness;  (B)  proceed against any person, including Borrower, before proceeding against Guarantor;  (C)  proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor;  (D)  apply any payments or proceeds received against the Indebtedness in any order;  (E)  give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale;  (F)  disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or  (G)  pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of  (H)  any disability or other defense of Borrower, any other guarantor or surety or any other person;  (I)  the cessation from any cause whatsoever, other than payment in full, of the Indebtedness;  (J)  the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender;  (K)  any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise;  (L)  any statute of limitations in any action under this Guaranty or on the Indebtedness; or  (M)  any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property.  This means among other things:  (N)  Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.  (O)  If Lender forecloses on any real property collateral pledged by Borrower:  (1)  the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.  (2)  Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section  580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law.  The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code.  Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender.  Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms.  Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

Guarantor's Understanding With Respect To Waivers.  Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower's Debts to Guarantor.  Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent.  Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.  In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness.  Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness.  If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.  Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions.  The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS.  This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty.  No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS' FEES; EXPENSES.  Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty.  Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS.  Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW.  This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

INTEGRATION.  Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty.  Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION.  In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them.  The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them.  If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced.  Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable.  If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES.  Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty.  All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY."  Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.  Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER.  Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty.  No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVE JURY.  To the extent permitted by applicable law, Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

CHOICE OF VENUE. If there is a lawsuit, the undersigned, and if more than one, each of the undersigned, agree upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

CERTIFICATION OF ACCURACY. Guarantor certifies under penalty of perjury that all financial documents provided to Lender, which may include income statements, balance sheets, payable and receivable listings, inventory listings, rents rolls, and tax returns, are the most recent such documents prepared by Guarantor, that they give a complete and accurate statement of the financial condition of Guarantor, as of the dates of such statements, and that no material change has occurred since such time, except as disclosed to Lender in writing.  Guarantor agrees to notify Lender immediately of the extent and character of any material adverse change in the Guarantor's financial condition.  The financial documents shall constitute continuing representations of Guarantor and shall be construed by Lender to be continuing statements of the financial condition of Guarantor and to be new and original statement of all assets and liabilities of Guarantor with respect to each advance under the Indebtedness and every other transaction in which Guarantor or Borrower becomes obligated to Lender until Guarantor advises Lender to the contrary.   The financial documents are being given to induce Lender to extend credit and Lender is relying upon such documents.  Lender may verify with third parties any information contained in financial documents delivered to Lender, obtain information from others, and ask and answer questions and requests seeking credit experience about the undersigned.

ADDITIONAL RELATED DOCUMENTS. “Related Documents” shall also include all agreements and instruments executed by Borrower in connection with prior indebtedness by Borrower to Lender which, by the terms of such agreements and/or instruments, apply to all or part of Borrower’s underlying obligations of this Indebtedness and/or applies to all future indebtedness of Borrower to Lender.

Definitions.  The following capitalized words and terms shall have the following meanings when used in this Guaranty.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

BORROWER.  The word "Borrower" means International Medication Systems, Limited and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GUARANTOR.  The word "Guarantor" means everyone signing this Guaranty, including without limitation Amphastar Pharmaceuticals, Inc., and in each case, any signer's successors and assigns.

GUARANTY.  The word "Guaranty" means this guaranty from Guarantor to Lender.

INDEBTEDNESS.  The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

LENDER.  The word "Lender" means East West Bank, its successors and assigns.

NOTE.  The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

RELATED DOCUMENTS.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS.  IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY".  NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.  THIS GUARANTY IS DATED JANUARY 8, 2019.

GUARANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of Amphastar Pharmaceuticals, Inc.

LaserPro, Ver. 19.1.10.016  Copr. Finastra USA Corporation 1997, 2019.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\E20.FC  TR-29454  PR-161 (M)

COMMERCIAL SECURITY AGREEMENT

Grantor:	International Medication Systems, Limited 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

THIS COMMERCIAL SECURITY AGREEMENT dated January 8, 2019, is made and executed between International Medication Systems, Limited ("Grantor") and East West Bank ("Lender").

GRANT OF SECURITY INTEREST.  For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION.  The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All Financial Contracts and all proceeds thereof, including all accounts, general intangibles and investment property payable to or receivable by Grantor under any Financial Contract.

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

Purchase Money Security Interest in all Equipment purchased or to be purchased either under International Medication Systems, Limited or Amphastar Pharmaceuticals, Inc.; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds)

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A)  All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later.

(B)  All products and produce of any of the property described in this Collateral section.

(C)  All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D)  All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E)  All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest.  Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral.  Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.

Notices to Lender.  Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (1)  change in Grantor's name;  (2)  change in Grantor's assumed business name(s);  (3)  change in the management of the Corporation Grantor;  (4)  change in the authorized signer(s);  (5)  change in Grantor's principal office address;  (6)  change in Grantor's state of organization;  (7)  conversion of Grantor to a new or different type of business entity; or  (8)  change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender.  No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation.  The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral.  To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.  There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral.  Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender.  Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following:  (1)  all real property Grantor owns or is purchasing;  (2)   all real property Grantor is renting or leasing;  (3)  all storage facilities Grantor owns, rents, leases, or uses; and  (4)  all other properties where Collateral is or may be located.

Removal of the Collateral.  Except in the ordinary course of Grantor's business,  Grantor shall not remove the Collateral from its existing location without Lender's prior written consent.  Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral.  Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.  Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender.  This includes security interests even if junior in right to the security interests granted under this Agreement.  Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition.  Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title.  Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement.  No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented.  Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance.  Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect.  Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral.  Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens.  Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents.  Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion.  If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral.  In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral.  Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.  Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner.  Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements.  Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity.  Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances.  Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance.  The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances.  Grantor hereby  (1)  releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and  (2)  agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement.  This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance.  Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender.  Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require.  If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds.  Grantor shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds $10,000.00, whether or not such casualty or loss is covered by insurance.  Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty.  All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral.  If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure,  pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration.  If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor.  Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves.  Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid.  If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender.  The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due.  Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor.  The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports.  Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:  (1)  the name of the insurer;  (2)  the risks insured;  (3)  the amount of the policy;  (4)  the property insured;  (5)  the then current value on the basis of which insurance has been obtained and the manner of determining that value; and  (6)  the expiration date of the policy.  In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements.  Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest.  At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property.  Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs.  Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default.  Lender may file a copy of this Agreement as a financing statement.

GRANTOR'S RIGHT TO POSSESSION.  Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral.  If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care.  Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor.  All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand;  (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity.  The Agreement also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Grantor fails to make any payment when due under the Indebtedness.

Other Defaults.  Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties.  Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency.  The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness.  This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change.  A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Cure Provisions.  If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default:  (1)  cures the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Delaware Uniform Commercial Code.  In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness.  Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral.  Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral.  Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender.  Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral.  If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral.  Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor.  Lender may sell the Collateral at public auction or private sale.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made.  However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale.  The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition.  All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount.  Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts.  Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral.  Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine.  Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due.  For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral.  To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency.  If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.  Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies.  Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time.  In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies.  Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

FINANCIAL CONTRACT. The words "Financial Contract" mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.

CHOICE OF VENUE. If there is a lawsuit, the undersigned, and if more than one, each of the undersigned, agree upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, including any Financial Contract whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable".

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses.  Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Lender may also recover from Grantor all court, alternative dispute resolution or other collection costs (including, without limitation, fees and charges of collection agencies) actually incurred by Lender.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law.  With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Delaware.  In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.   However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable.  The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement.  Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.  Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney.  Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties.  Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement.  Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns.  Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties.  All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

Waive Jury.  To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

Oral Agreements Not Effective. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any

Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

Judicial Reference. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

Additional Related Documents. “Related Documents” shall also include all agreements and instruments executed by Borrower in connection with prior indebtedness by Borrower to Lender which, by the terms of such agreements and/or instruments, apply to all or part of Borrower’s underlying obligations of this Indebtedness and/or applies to all future indebtedness of Borrower to Lender.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement.  The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower.  The word "Borrower" means International Medication Systems, Limited and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral.  The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default.  The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Environmental Laws.  The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor.  The word "Grantor" means International Medication Systems, Limited.

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

Lender.  The word "Lender" means East West Bank, its successors and assigns.

Note.  The word "Note" means the Note dated January 8, 2019 and executed by International Medication Systems, Limited in the principal amount of $10,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property.  The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 8, 2019.

 THIS AGREEMENT IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited		(Seal)

COMMERCIAL SECURITY AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Guarantor:	Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

THIS COMMERCIAL SECURITY AGREEMENT dated January 8, 2019, is made and executed among Amphastar Pharmaceuticals, Inc. ("Grantor"); International Medication Systems, Limited ("Borrower"); and East West Bank ("Lender").

GRANT OF SECURITY INTEREST.  For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION.  The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All Equipment (purchase money); whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A)  All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B)  All products and produce of any of the property described in this Collateral section.

(C)  All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D)  All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E)  All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION.  In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

BORROWER'S WAIVERS AND RESPONSIBILITIES.  Except as otherwise required under this Agreement or by applicable law,  (A)  Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement;  (B)  Borrower assumes the responsibility for being and keeping informed about the Collateral; and  (C)  Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES.  Grantor warrants that:  (A)  this Agreement is executed at Borrower's request and not at the request of Lender;  (B)  Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender;  (C)  Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and  (D)  Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS.  Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral.  Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor:  (A)  grant any extension of time for any payment,  (B)  grant any renewal,  (C)  permit any modification of payment terms or other terms, or  (D)  exchange or release any Collateral or other security.  No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest.  Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral.  Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.  This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

Notices to Lender.  Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (1)  change in Grantor's name;  (2)  change in Grantor's assumed business name(s);  (3)  change in the management of the Corporation Grantor;  (4)  change in the authorized signer(s);  (5)  change in Grantor's principal office address;  (6)  change in Grantor's state of organization;  (7)  conversion of Grantor to a new or different type of business entity; or  (8)  change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender.  No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation.  The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral.  To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.  There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral.  Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender.  Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following:  (1)  all real property Grantor owns or is purchasing;  (2)   all real property Grantor is renting or leasing;  (3)  all storage facilities Grantor owns, rents, leases, or uses; and  (4)  all other properties where Collateral is or may be located.

Removal of the Collateral.  Except in the ordinary course of Grantor's business,  Grantor shall not remove the Collateral from its existing location without Lender's prior written consent.  To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Delaware, without Lender's prior written consent.  Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral.  Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.  Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender.  This includes security interests even if junior in right to the security interests granted under this Agreement.  Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition.  Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title.  Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement.  No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented.  Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance.  Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect.  Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral.  Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens.  Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents.  Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion.  If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral.  In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral.  Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.  Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner.  Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements.  Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity.  Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances.  Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance.  The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances.  Grantor hereby  (1)  releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and  (2)  agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement.  This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance.  Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender.  Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require.  If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds.  Grantor shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds $10,000.00, whether or not such casualty or loss is covered by insurance.  Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty.  All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral.  If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure,  pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration.  If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor.  Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves.  Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid.  If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender.  The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due.  Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor.  The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports.  Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:  (1)  the name of the insurer;  (2)  the risks insured;  (3)  the amount of the policy;  (4)  the property insured;  (5)  the then current value on the basis of which insurance has been obtained and the manner of determining that value; and  (6)  the expiration date of the policy.  In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements.  Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest.  At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property.  Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs.  Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default.  Lender may file a copy of this Agreement as a financing statement.

GRANTOR'S RIGHT TO POSSESSION.  Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral.  If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care.  Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor.  All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand;  (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity.  The Agreement also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Indebtedness.

Other Defaults.  Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties.  Borrower, any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's, any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency.  The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness.  This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change.  A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Cure Provisions.  If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default:  (1)  cures the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Delaware Uniform Commercial Code.  In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness.  Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

Assemble Collateral.  Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral.  Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender.  Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral.  If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral.  Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor.  Lender may sell the Collateral at public auction or private sale.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made.  However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale.  The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition.  All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount.  Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts.  Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral.  Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine.  Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due.  For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral.  To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency.  If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.  Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies.  Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time.  In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies.  Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

FINANCIAL CONTRACT. The words "Financial Contract" mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.

CHOICE OF VENUE. If there is a lawsuit, the undersigned, and if more than one, each of the undersigned, agree upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, including any Financial Contract whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable".

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses.  Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Lender may also recover from Grantor all court, alternative dispute resolution or other collection costs (including, without limitation, fees and charges of collection agencies) actually incurred by Lender.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law.  With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Delaware.  In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.   However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable.  The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California.

Joint and Several Liability.  All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower.  This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement.  Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement.  Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.  Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney.  Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties.  Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement.  Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns.  Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties.  All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

Waive Jury.  To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

Oral Agreements Not Effective. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

Judicial Reference. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

Additional Related Documents. “Related Documents” shall also include all agreements and instruments executed by Borrower in connection with prior indebtedness by Borrower to Lender which, by the terms of such agreements and/or instruments, apply to all or part of Borrower’s underlying obligations of this Indebtedness and/or applies to all future indebtedness of Borrower to Lender.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement.  The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower.  The word "Borrower" means International Medication Systems, Limited and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral.  The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default.  The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Environmental Laws.  The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor.  The word "Grantor" means Amphastar Pharmaceuticals, Inc..

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.  Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender.  The word "Lender" means East West Bank, its successors and assigns.

Note.  The word "Note" means the Note dated January 8, 2019 and executed by International Medication Systems, Limited in the principal amount of $10,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property.  The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 8, 2019.

 THIS AGREEMENT IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of Amphastar Pharmaceuticals, Inc.		(Seal)

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited		(Seal)

AGREEMENT TO PROVIDE INSURANCE

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Guarantor:	Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

INSURANCE REQUIREMENTS.  Grantor, Amphastar Pharmaceuticals, Inc. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to International Medication Systems, Limited ("Borrower") by Lender.  These requirements are set forth in the security documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:

All Equipment (purchase money); whether any of the foregoing is owned now or acquired later; all accessories, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance funds relating to the foregoing property; all goods will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process and such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property..

Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Comments: Lender's Loss Payable Endorsement to read: East West Bank, its successors and/or assigns, at P.O. Box 60021, City of Industry, CA 91716-0021
Loan No. as indicated on your Note to be listed on the Policy.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

East West Bank

Loan Service Department - Insurance

P.O. Box 60021

City of Industry, CA  91716-0021

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of January 8, 2019, or earlier.  Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document.  The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document.  GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JANUARY 8, 2019.

GRANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of Amphastar Pharmaceuticals, Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE: __________________________	PHONE
__________________________________

AGENT'S NAME:  _______________________________

AGENCY:  _______________________________________________

ADDRESS:  ______________________________________________________________________

INSURANCE COMPANY:  _______________________________________________

POLICY NUMBER:  _______________________

EFFECTIVE DATES: ______________________________________________________________________

COMMENTS:  ______________________________________________________________________

AGREEMENT TO PROVIDE INSURANCE

Grantor:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

INSURANCE REQUIREMENTS.  Grantor, International Medication Systems, Limited ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender.  These requirements are set forth in the security documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:	All inventory, equipments and general intangibles.
Type: All risks, including fire, theft and liability..
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Comments: Lender's Loss Payable Endorsement to read: East West Bank, its successors and/or assigns, at P.O. Box 60021, City of Industry, CA 91716-0021

Additional Insurance Requirement. In addition to other insurance requirements contained in the Loan Documents, Borrower shall carry inventory insurance coverage and Business Personal Property Insurance Coverage in a minimum amount of $40,000,000.00.

Loan No. as indicated on your Note to be listed on the Policy
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

East West Bank

Loan Service Department - Insurance

P.O. Box 60021

City of Industry, CA  91716-0021

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of January 8, 2019, or earlier.  Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document.  The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document.  GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JANUARY 8, 2019.

GRANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE: __________________________	PHONE
__________________________________

AGENT'S NAME:  _______________________________

AGENCY:  _______________________________________________

ADDRESS:  ______________________________________________________________________

INSURANCE COMPANY:  _______________________________________________

POLICY NUMBER:  _______________________

EFFECTIVE DATES: ______________________________________________________________________

COMMENTS:  ______________________________________________________________________

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

LOAN TYPE.  This is a Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Corporation for $10,000,000.00 due on February 1, 2024.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.
X	Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:  Purchase new equipments.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $10,000,000.00 as follows:

Undisbursed Funds:	$10,000,000.00

Note Principal:	$10,000,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$12,500.00
$12,5000.00 Loan fee

Other Charges Paid in Cash:	$300.00
$300.00 UCC Filing Fee

Total Charges Paid in Cash:	$12,800.00

AUTOMATIC PAYMENTS.  Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 83106203, the amount of any loan payment.  If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.  At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

PREPAID INTEREST/LOAN FEE DEDUCTION. Borrower authorizes Lender to deduct the prepaid interest, fees, charges, and any other  costs and expenses related to the Loan and charges above from Borrower's checking account number 83106203 with Lender, all without further consent of Borrower.  Lender is fully entitled to take such actions even if Borrower gives contrary instructions or demands to Lender.

REQUEST FOR ADVANCE. All requests for Advances and line pay downs received in Lender's Loan Service Dept. at 9300 Flair Drive, 6th Floor, El Monte, CA 91731 after 4:00 p.m. will be treated as having been requested on the next succeeding business day.

Any (1) of the following individuals are authorized to request advances and authorize payments under this loan, and take all additional actions such individual(s) may deem necessary or appropriate to implement the provisions of the documents relating to this loan.  The individuals named below hold the titles appearing after their respective names, and true specimens of their signatures appear after their respective names below.

Jack Zhang, CEO	/s/JACK ZHANG

Name/Title	Signature

William Peters, CFO	/s/WILLIAM PETERS

Name/Title	Signature

Jason Shandell, President	/s/JASON SHANDELL

Name/Title	Signature

Albert Cuadra, Controller	/s/ALBERT CUADRA

Name/Title	Signature

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED JANUARY 8, 2019.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

LaserPro, Ver. 19.1.10.016  Copr. Finastra USA Corporation 1997, 2019.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\I20.FC  TR-29454  PR-161 (M)

NOTICE OF FINAL AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,  (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND  (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan.  The term "Loan" means the following described loan:  a Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Corporation for $10,000,000.00 due on February 1, 2024.

Loan Agreement.  The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: Amphastar Pharmaceuticals, Inc.	- Corporate Resolution: International Medication Systems, Limited
- Business Loan Agreement	- Promissory Note
- CA Commercial Guaranty: Amphastar Pharmaceuticals, Inc.	- DE Commercial Security Agreement: Collateral owned by Amphastar Pharmaceuticals, Inc.
- DE Commercial Security Agreement: Collateral owned by International Medication Systems, Limited	- DE National UCC Financing Statement (Rev. 04/20/11): Collateral owned by International Medication Systems, Limited
- DE National UCC Financing Statement (Rev. 04/20/11): Collateral owned by Amphastar Pharmaceuticals, Inc.	- Agreement to Provide Insurance
- Agreement to Provide Insurance	- Disbursement Request and Authorization
- Notice of Final Agreement

Parties.  The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	International Medication Systems, Limited
Grantor(s):	International Medication Systems, Limited
Grantor(s):	Amphastar Pharmaceuticals, Inc.
Guarantor 1:	Amphastar Pharmaceuticals, Inc.

Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement.  This Notice is dated January 8, 2019.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of International Medication Systems, Limited

GRANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of Amphastar Pharmaceuticals, Inc.

GUARANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG
Jack Zhang, Chief Executive Officer of Amphastar Pharmaceuticals, Inc.

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

LaserPro, Ver. 19.1.10.016  Copr. Finastra USA Corporation 1997, 2019.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\I21.FC  TR-29454  PR-161 (M)